                                                                    Exhibit 10.3

                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

               This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "First Amendment"), dated as of November 1, 2002, by and among Quantum Corporation, a Delaware corporation ("Parent"), Benchmark Storage Innovations, Inc., a Delaware corporation (the "Company"), and Jesse Aweida, as Stockholders' Agent (the "Stockholders' Agent").

                                    RECITALS

               WHEREAS, Parent, the Company and the Stockholders' Agent are parties to that certain Agreement and Plan of Merger, dated as of September 5, 2002 (the "Merger Agreement"), pursuant to which the Company is to be merged with and into Parent;

               WHEREAS, Exhibit E attached to the Merger Agreement ("Exhibit E") contains conditions and restrictions relating to the payment of the Earnout (as such term is defined in the Merger Agreement); and

               WHEREAS, Parent, the Company and the Stockholders' Agent wish to amend the terms of Exhibit E in the manner provided in this First Amendment.

               NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Representations and Warranties. Each of the parties hereto represents and warrants to each other that such party has full power and authority (including full corporate power and authority) to execute and deliver this First Amendment and to perform its obligations hereunder, and that this First Amendment constitutes the valid and legally binding obligation of such party, enforceable in accordance with its terms and conditions.

2. Amendment of Exhibit E. The section entitled "Warranty Earnout" contained in Exhibit E is hereby amended by appending, at the end of such section, the following sentence: "Repair costs (including materials, labor and overhead), freight and amortization of swap pool costs accrued with respect to any warranty claims arising pursuant to that certain Agreement dated September 1, 2000 between Hewlett-Packard Company and the Company will not be included in the actual warranty cost for purposes of determining the amount payable under the Warranty Earnout."

3. Effect of Amendment. All references to the Merger Agreement or Exhibit E shall mean the Merger Agreement or Exhibit E as amended by this First Amendment. Except as specifically amended above, the Merger Agreement and Exhibit E shall remain in full force and effect in the original form agreed by the parties thereto, and are hereby ratified and confirmed.

4. Conflict or Inconsistency. In the event there is any conflict or inconsistency between the terms and conditions of this First Amendment and the terms and conditions of the Merger Agreement or Exhibit E, the terms and conditions of this First Amendment shall govern and control the rights and obligations of the parties.

5. Counterparts. This First Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

6. Severability. In the event that any provision of this First Amendment, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this First Amendment will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this First Amendment with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

7. Governing Law. THIS FIRST AMENDMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW IS MANDATORILY APPLICABLE HERETO.

8. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this First Amendment and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

9. Headings. The section headings contained in this First Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this First Amendment.

10. Amendment. The parties hereto may cause this First Amendment to be amended at any time in accordance with the provisions of Section 7.4 of the Merger Agreement.

                            [Signature page follows]

               IN WITNESS WHEREOF, the Company, Parent, and the Stockholders' Agent have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

                                       QUANTUM CORPORATION


                                       By: /s/ John Gannon
                                           ---------------

                                       Name: John Gannon

                                       Title: President, DCTG


                                       BENCHMARK STORAGE INNOVATIONS, INC.


                                       By: /s/ Lewis Frauenfelder
                                           ----------------------

                                       Name: Lewis Frauenfelder

                                       Title: President & CEO


                                       /s/ Jesse I. Aweida
                                       -------------------
                                       As Stockholders' Agent


                                       Name: Jesse I. Aweida